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                                                                EXHIBIT 10.13
International Trade Bank #22621
333 S. Beaudry Ave., 19th Floor
Los Angeles, CA 90017


        AMENDMENT TO OUR IRREVOCABLE LETTER OF CREDIT NO. LASB-227885


Date: March 18, 1996

Beneficiary:
------------
United Pacific Insurance Company
4 Penn Central Plaza
Philadelphia, PA 19103
Attn: Surety Dept.

Applicant:
----------
GIANT GROUP, LTD. issued for benefit for:
Rally's Hamburgers, Inc.
10002 Shelby Road
Louisville, KY 40223

This is amendment number -1- and is to be considered as part of the above mentioned Letter of Credit and must be attached thereto.

At the request of the applicant, we advise you that the above mentioned Letter of Credit has been amended as follows:

1.  Letter of Credit deleted in its entirety and replaced with the following:

"United Pacific Insurance Company
4 Penn Central Plaza
Philadelphia, PA 19103
Attn: Surety Dept.

Amount: US$ 293,448.00 (Two Hundred Ninety Three Thousand Four Hundred Forty Eight and 00/100 United States Dollars)

Expiry Date:  February 28, 1997 at this office


Gentlemen:

We hereby establish our Clean Irrevocable Letter of Credit No. LASB-227885 in your favor for the account of GIANT GROUP, LTD. issued for benefit for: Rally's Hamburgers, Inc. 10002 Shelbyville Road Louisville, KY 40223 for payment by your sight draft(s) at sight drawn on Bank of America NT & SA 333 South Beaudry Ave., 19th Floor, Los Angeles, CA 90017.

We warrant to you that all your drafts under this Clean Irrevocable Letter of Credit will be duly honored upon presentation of your draft on us at 333 South Beaudry Avenue, 19th Floor, Los Angeles, CA 90017 on or before the expiration date or before any automatically extended date as set forth below.

Except as stated herein this Clean Irrevocable Letter of Credit is not subject to any condition or qualification and is our individual obligation which is in no way contingent upon reimbursement.

Furthermore, this Clean Irrevocable Letter of Credit shall not be subject to amendment except by written acknowledgment and acceptance of any proposed amendment by an officer of the beneficiary.

This Clean Irrevocable Letter of Credit is effective February 23, 1996 and expires on February 28, 1997, but will be automatically extended without amendment for successive one year periods from the current expiration date and any future expiration dates unless at least 45 days prior to expiration date, we notify you by registered mail, return receipt requested or overnight courier service that we elect not to renew for such additional one year periods. Such notification shall be to the attention of the Bond Department at the above address.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits 1993 Revision, International Chamber of Commerce Publication No. 500."

All other terms and conditions remain unchanged.


     /s/ CHERYL JEFFERSON                        /s/ CRISTINE PURUGGANAN
  ---------------------------                 -----------------------------
  Authorized Countersignature                      Authorized Signature